  EXHIBIT 10.4

Marv Enterprises, LLC Patent Application Filings on Related Subject Matter

#	---Title	Patent/ Application No.	Filing Date	Status
1.	*Method for Treating and Curing Covid-19 Infection	US 62/989981	03/16/2020	Application
2.		PCT/US21/22541	03/16/2021	International PCT
3.	*Method for Treating Covid-19 Inflammatory Cytokine Storm for the Reduction of Morbidity and Mortality in Covid-19 Patients	US 63/007207	04/08/2020	Provisional
4.	Covid-19 Inflammatory Cytokine Storm Treatment	PCT/US21/26386	04/08/2021	International PCT
5.	*Method for Treating and Curing Covid-19 Infection by Utilizing a Laser to Eradicate the Virus	US 63/013104	04/21/2020	Provisional
6.	Treating and Curing Covid-19 Infection Utilizing a Laser	PCT/US21/28368	04/21/2021	International PCT
7.	*Method For The Rapid Identification Of Covid-19 Infection	US 63/049441	07/08/2020	Provisional
		17370514	07/08/2021	Utility Patent Application
8.	*Nasal Spray To Prevent The Transmission Of Covid-19 Between Humans	US 63/080735 17/478,302	09/20/2020	Provisional; Utility Patent Application
9.	*Nasal Spray To Prevent The Transmission Of The Covid-19 Virus	US 63/108301	10/31/2020	Provisional Utility Patent Application
10.	*Method For Treating And Curing Covid-19 Infection By Utilizing Radiofrequency Extracorporeally To Eradicate The Virus	US 63/111043	11/08/2020	Provisional
			11/05/2021	Utility Patent Application
11.	*Monoclonal Antibody For Sars-Cov-2 Spike Protein	US 63/116561 17/528,891	11/20/2020	Provisional; Utility Patent Application
12.	*Medication For The Reduction Of Morbidity And Mortality In Persons Infected By Sars-Cov-2 (Covid-19 Virus)	US 63/135695	01/10/2021	Provisional
13.	*Humanized Antibody For Sars-Cov-2 Spike Protein Infusion	US 63173763	4/12/2021	Provisional Utility Patent Application
14.	*Antibody Assay For Sars-Cov-2	US 63/178354	4/22/2021	Provisional Utility Patent Application
15.	*Antibody Conjugated Nanoparticle Assay And Treatment For Sars-Cov-2	US 63/190398	5/19/2021	Provisional
16.	*Extracorporeal Treatment For Aging	US 63/193880	05/27/2021	Provisional
17.	*Treating Alzheimer’s Disease Utilizing Extracorporeal Radio Frequency	US 63/231986	07/22/2021	Provisional
18.	*Treating Alzheimer’s Disease Utilizing a Laser	US 63/231929	08/11/2021	Provisional
19.	*Treating Morbid Obesity Extracorporeally	US 63/270387	10/21/2021	Provisional
20.	*Antibody Coated Surface for Disease Treatment	US 63/290693	12/17/2021	Provisional

	Utilization of Stents for the Treatment of Blood Borne Carcinomas	US 13/128870	11/11/2009	Issued Patent US 8,758,287
	Sequential Extracorporeal Treatment of Bodily Fluids	US 13/254855	3/16/2010	Issued Patent US 9,216,386
	Novel Treatment Method for Cockayne Syndrome	US 16/7824486	2/05/2020	Issued Patent US 11,186,629 B2

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* - indicates provisional application.